Investment In Affiliate (Summary Of Financial Information Accounted By Equity Method Investment) (Detail) In Thousands, unless otherwise specified	Mar. 31, 2012 USD ($)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)
Property and equipment, net	$ 138,228	¥ 11,361,000	¥ 16,368,000
Other assets, net	238,095	19,569,000	13,077,000
Total assets	376,323	30,930,000	29,445,000
Debt	92,979	7,642,000	7,136,000
Other liabilities	174,413	14,335,000	13,754,000
Noncontrolling interest	1,010	83,000	32,000
Total Resort Solution stockholders' equity	107,921	8,870,000	8,523,000
Total liabilities and equity	$ 376,323	¥ 30,930,000	¥ 29,445,000